Exhibit 99.2

SPECIAL MEETING OF SHAREHOLDERS OF SOUTHWEST GEORGIA FINANCIAL CORPORATION March 27, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoint(s) Donna S. Lott and Garrett Westbrook, and each of them, with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all shares of the Southwest Georgia Financial Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Shareholders of Southwest Georgia Financial Corporation to be held on March 27, 2020 at 10:00 a.m. Eastern Time at Southwest Georgia Bank Administrative Services Building, located at 205 Second Street, S.E., Moultrie, Georgia 31768, or any adjournment thereof, with all powers which the undersigned would possess if present at the Special Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. Continued and to be signed on reverse side cPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.c Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: Proxy Statement is available at www.viewproxy.com/SouthwestGeorgiaFinancial/2020SM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3. … FOR … AGAINST … ABSTAIN … FOR … AGAINST … ABSTAIN Please indicate if you plan to attend this meeting. Yes CONTROL NUMBER Date Signature Signature (if held jointly) … FOR … AGAINST … ABSTAIN Please mark your votes like this CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone INTERNET Vote Your Shares on the Internet: Go to www.AALvote.com/SGBSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Shares by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.